Exhibit No. 99.1

                          MIKRON INFRARED, INC REPORTS
                THREE AND SIX MONTH RESULTS FOR FISCAL YEAR 2004

                     Mikron Posts Record Sales and Profits.

Mikron Infrared, Inc. (NASD:MIKR) announced its financial results for the first six months and second quarter of its fiscal year ending October 31, 2004.

Mikron's six month sales and operating income were records for the company. Sales were 16% higher, totaling $12,173,605 for the six months ended April 30, 2004 compared to $10,505,663 of total sales generated in the first six months of fiscal 2003. Operating income for the six months ended April 30, 2004 was $1,100,728 (16% higher), compared to $951,922 of operating income for the same six months of fiscal 2003. Both basic and fully diluted earnings per share were $.11 for the first six months of fiscal 2004 compared to $.10 for the same period in fiscal 2003.

Mikron's sales for the three months ended April 30, 2004 were $6,277,212 (21% higher) compared to $5,195,714 for the same period in 2003. Operating income for the three months ended April 30, 2004 was $568,367 (126% higher), compared to $251,152 for the same period in 2003.

Gerry Posner, Mikron's President, commented that, "the largest area of improvement came from our IMPAC companies in Europe. Not only have we been successful in introducing the IMPAC products into the US market but we have been increasing IMPAC sales in a more difficult economic environment in Europe. To a lesser degree, but equally important to us, is the increase in sales of our domestically produced single point instruments. For the first time since the Fall of 2001, we are starting to see an improvement in our customers' willingness to make capital investments. We believe we are strategically positioned to take advantage of this upsurge in capital spending. Even though sales are increasing, we are continuing to monitor our expenses in an effort to maximize our income"

Dennis Stoneman, Mikron's Executive Vice President added, "We are still building momentum of cross selling Mikron's products to the European markets and IMPAC products to the US market. We are pleased with the success to date, yet, we see the possibility for even higher sales as our distribution channel gets more familiar with the new product range."

Mikron Infrared, Inc., founded in 1969, is a developer, manufacturer and marketer of infrared non-contact temperature measurement devices, temperature sensors, calibration sources and thermal imaging systems. Its executive offices and manufacturing facilities are located at 16 Thornton Road, Oakland, NJ (Tel. No. 201/405-0900)


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

Consolidated statements of operations
For the three and six months ended April 30, 2004 and 2003

------------------------------------------------------------------------------------------------------
                                      3 MONTHS        3 MONTHS          6 MONTHS           6 MONTHS
                                        ENDED           ENDED             ENDED              ENDED
                                   APRIL 30, 2004   APRIL 30, 2003   APRIL 30, 2004     APRIL 30, 2003
------------------------------------------------------------------------------------------------------
Revenues:
------------------------------------------------------------------------------------------------------
   Net Sales                         $6,277,212       $5,195,714       $12,173,605       $10,505,663
------------------------------------------------------------------------------------------------------
   Royalties                                  0                0                 0            16,112
                                     ----------       ----------       -----------       -----------
------------------------------------------------------------------------------------------------------
Total Revenues                        6,277,212        5,195,714        12,173,605        10,521,775
                                     ----------       ----------       -----------       -----------
------------------------------------------------------------------------------------------------------
Costs and Expenses
------------------------------------------------------------------------------------------------------
   Cost of goods sold                 2,999,226        2,576,145         5,879,639         5,336,684
------------------------------------------------------------------------------------------------------
   Selling, General and
     Administrative                   2,207,649        1,936,609         4,197,126         3,443,180
------------------------------------------------------------------------------------------------------
   Research, Development
     And Engineering                    501,973          431,808           996,112           789,989
                                     ----------       ----------       -----------       -----------
------------------------------------------------------------------------------------------------------
Total Costs and Expenses              5,708,848        4,944,562        11,072,877         9,569,853
                                     ----------       ----------       -----------       -----------
------------------------------------------------------------------------------------------------------
Income from Operations                  568,367          251,152         1,100,728           951,922
------------------------------------------------------------------------------------------------------
Other Income (Expense):
------------------------------------------------------------------------------------------------------
   Interest Expense                     (66,016)         (75,630)         (135,296)         (133,304)
------------------------------------------------------------------------------------------------------
   Other (Expense) Income, net              (46)          (9,626)           (3,669)             (970)
                                     ----------       ----------       -----------       -----------
------------------------------------------------------------------------------------------------------
Net Income Before Income Taxes          502,302          165,896           961,762           817,648
------------------------------------------------------------------------------------------------------
   Income Tax Provision                (189,567)         (49,258)         (367,114)         (320,355)
                                     ----------       ----------       -----------       -----------
------------------------------------------------------------------------------------------------------
Net Income                              312,735          116,638           594,648           497,293
                                     ==========       ==========       ===========       ===========
------------------------------------------------------------------------------------------------------
Net Income per Share-Basic                $0.06            $0.02             $0.11             $0.10
                                     ==========       ==========       ===========       ===========
------------------------------------------------------------------------------------------------------
Weighted Average Number of
Shares-Basic                          5,259,628        4,908,200         5,259,628         4,814,950
                                     ==========       ==========       ===========       ===========
------------------------------------------------------------------------------------------------------
Net Income per Share-Diluted              $0.06            $0.02             $0.11             $0.10
                                     ==========       ==========       ===========       ===========
------------------------------------------------------------------------------------------------------
Weighted Average Number of
Shares-Diluted                        5,420,761        5,165,030         5,420,761         5,071,780
                                     ==========       ==========       ===========       ===========
------------------------------------------------------------------------------------------------------

Safe Harbor Act Statement Under the Private Securities Litigation Reform Act of 1995: -- Certain of the statements contained herein are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those included in the forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Factors that could effect the company's actual results include but are not limited to the risks discussed in the company's Annual Report on Form 10-KSB for the year ended October 31, 2003. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. The company undertakes no obligation to update publicly any forward-looking statements to reflect the occurrence of unanticipated events.

Contact: Mikron Infrared, Inc Paul Kohmescher 201/405-0900


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